Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 7, 2023, by and among NanoString Technologies, Inc., a Delaware corporation (the “Company”), and each of the Investors from time to time signatory hereto.
WHEREAS:
A. In accordance with the Exchange Agreement, dated as of November 6, 2023, by and among the Company, the investors from time to time party thereto (the initial investors party thereto being referred to as the “Initial Investors”), and the guarantors from time to time signatory thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Exchange Agreement”), among other things, the Company is issuing to the Initial Investors warrants to purchase shares of the common stock, par value $0.0001 per share (“Common Stock”), of the Company (such warrants, together with any warrants issued in exchange or substitution therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Warrants”).
B. To induce the Initial Investors to execute and deliver the Exchange Agreement and consummate the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Initial Investor hereby agree as follows:
1.DEFINITIONS.
a. As used in this Agreement, the following terms shall have the following meanings (all capitalized terms used and not otherwise defined herein having the respective meanings set forth in the Exchange Agreement):
(i)“Additional Filing Deadline” means, with respect to any Registration Statements that may be required pursuant to Section 2(a)(ii), (A) the thirtieth (30th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the thirtieth (30th) day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required.
(ii)“Additional Registration Deadline” means, with respect to any additional Registration Statement(s) required to be filed pursuant to Section 2(a)(ii), the thirtieth (30th) day following the applicable Additional Filing Deadline.
(iii)“Braidwell Holders” means Braidwell Partners Master Fund LP (the “Initial Braidwell Holder”) together with any investment funds and/or managed accounts that are managed on a discretionary basis by the same investment manager as the Initial Braidwell Holder.
(iv)“Closing Date” means November 7, 2023.
(v)“Deerfield Holders” means Deerfield Partners, L.P. (the “Initial Deerfield Holder”) together with any investment funds and/or managed accounts that are managed on a discretionary basis by the same investment manager as the Initial Deerfield Holder.
(vi) “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.
(vii)“FINRA” means the Financial Industry Regulatory Authority Inc. (or successor thereto).
(viii)“Filing Deadline” for the Registration Statement required pursuant to Section 2(a)(i), shall mean November 21, 2023 (the “Initial Filing Deadline”), and for each Registration Statement required pursuant to Section 2(a)(ii) means the Additional Filing Deadline.
(ix)“Investor” means any Initial Investor and any transferee or assignee who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(x)“Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.
(xi)“Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to any offering of Registrable Securities pursuant to a Registration Statement.
(xii)“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and such Registration Statement becoming effective (to the extent required, by declaration or ordering of effective, of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”)).
(xiii)“Registrable Securities” means (a) any shares of Common Stock issued or issuable upon exercise of, in exchange for, or otherwise pursuant to or in respect of, the Warrants (without giving effect to the Beneficial Ownership Limitation (as defined in the Warrants), or any other limitations on exercise thereof, and assuming the exercise thereof for cash) and (b) any securities issued or issuable upon any stock split, dividend, distribution, recapitalization, reorganization, reclassification or similar event with respect to any of the foregoing; provided, that any securities that would otherwise qualify as Registrable Securities but (i) have been sold pursuant to a Registration Statement or pursuant to Rule 144 or (ii) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act (without giving effect to the Beneficial Ownership Limitation or any other limitation on exercise of the Warrants and assuming the exercise thereof for cash), shall cease to be a “Registrable Security.”
(xiv)“Registration Deadline” shall mean, for purposes of any Registration Statement required pursuant to Section 2(a)(i), the date that is the earlier of (A) five (5) Business Days after (x) the SEC advises the Company that it does not have any further comments on the Registration Statement (or the date that all such comments are otherwise cleared or resolved) or (y) the SEC notifies the Company that such Registration Statement will not be subject to review by the SEC, and (B) sixty (60) days after the applicable Filing Deadline, and with respect to any Registration Statement required pursuant to Section 2(a)(ii), the Additional Registration Deadline.
(xv)“Registration Failure” means that, at any time following the Initial Filing Deadline, there is not, other than during an Allowable Grace Period, a Registration Statement that is effective and available for the resale of all of the Registrable Securities because (A) the Company has failed to timely file with the SEC any Registration Statement required to be filed pursuant to this Agreement, (B) the Company has failed to use its reasonable best efforts to obtain effectiveness with the SEC, prior to the applicable Registration Deadline, and if such Registration Statement has not become effective prior to the applicable Registration Deadline, as soon as possible thereafter, of any Registration Statement that is required to be filed pursuant to this Agreement, or (C) the Company has failed to use its reasonable best efforts to keep such Registration Statement current, effective and available for the resale of the Registrable Securities (including, as applicable, by amending or supplementing the Prospectus included therein), as required in Section 3 hereof.
(xvi)“Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement(s), including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement(s).
(xvii) “Required Investors” means holders of a majority in interest of then-outstanding Registrable Securities, provided that the “Required Investors” must include (i) the Braidwell Holders, for so long as the Braidwell Holders continue to hold at least 5% of the Registrable Securities held by the Initial Investors as of the date hereof and (ii) the Deerfield Holders, for so long as the Deerfield Holders continue to hold at least 5% of the Registrable Securities held by the Initial Investors as of the date hereof; provided further that Required Investors shall only include those holders who have rights under this Agreement as parties hereto or pursuant to the assignment provision of Section 10.
(xviii)“Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.
(xix)“Warrants” means the Warrants issued or issuable pursuant to the Exchange Agreement.

2.REGISTRATION.
a. MANDATORY REGISTRATION. (i) Following the date of this Agreement, the Company shall prepare, and, on or prior to the applicable Filing Deadline, file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of all of the Registrable Securities, subject to the consent of the Investors (which consent shall not be unreasonably withheld)), covering the resale of all of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of or otherwise pursuant to or in respect of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 16,000,000, subject to adjustment for any Stock Event (as defined in the Warrants) occurring prior to the effective date of such Registration Statement.
(ii)If for any reason, despite the Company’s use of its reasonable best efforts to include all of the Registrable Securities requested or required to be included in any Registration Statement filed pursuant to Section 2(a)(i) (and subject to Section 3(p) below), the SEC does not permit all such Registrable Securities to be included in such Registration Statement, or for any other reason any such Registrable Securities are not then included in a Registration Statement, then the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an additional Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of the Registrable Securities, subject to the consent of the Investors, which consent shall not be unreasonably withheld) covering the resale of all Registrable Securities requested or required to be included in such Registration Statement filed pursuant to Section 2(a)(i) and not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.
(iii)Subject to any SEC comments, any Registration Statement pursuant to this Section 2(a) shall include a “plan of distribution” approved by the holders of a majority-in-interest of the Registrable Securities to be included in such Registration Statement. No Investor shall be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to, and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of each Investor and its Legal Counsel (as defined below) prior to its filing or other submission.
(iv)At any time after the effective date of the applicable Registration Statement, the Company may suspend the use of any prospectus forming a part of such Registration Statement if the Company determines that it would otherwise be required to disclose material non-public information concerning the Company, the disclosure of which (i) is not otherwise required and which the Company has a bona fide business purpose for preserving in confidence and (ii) at the time is not, in the good faith opinion of the Company and its counsel, in the best interests of the Company (the period of such suspension, a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to any Investor unless otherwise requested in writing by such Investor) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed forty-five (45) consecutive days, (B) during any three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of seventy-five (75) days, and (C) the first day of any Grace Period must be at least ten (10) Trading Days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 2(a)(iv) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period and the unavailability of a Registration Statement for resales of the Registrable Securities on any day during an Allowable Grace Period shall not constitute a “Registration Failure.” Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. If the Company notifies the Investors in accordance with this Section 2(a)(iv) to suspend the use of any prospectus forming a part of a Registration Statement filed hereunder during an Allowable Grace Period, then the Investors shall suspend use of such prospectus until the end of such Allowable Grace Period.
3.OBLIGATIONS OF THE COMPANY. In connection with any Registration of the Registrable Securities hereunder, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the SEC as soon as practicable after such registration obligation arises hereunder (but in no event later than the applicable Filing Deadline), such Registration Statements with respect to the Registrable Securities as provided in Section 2(a), and thereafter use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective no later than the applicable Registration Deadline, and shall use its reasonable best efforts to keep the Registration Statement current and effective pursuant to Rule 415 at all times after its effective date until such date as is the earlier of (i) the date on which all of the Registrable Securities included in such Registration Statement have been sold pursuant to such Registration Statement or pursuant to Rule 144 and (ii) the first date following the first anniversary of the Closing Date on which all of the Registrable Securities included in such Registration Statement (in the opinion of counsel to the Investors) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act, assuming, in the case of the Warrants, the exercise thereof for cash (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein or related thereto), except for information provided in writing by an Investor pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to Register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (i) the Company shall undertake to file, within twenty (20) days of such time as such form is available for such Registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (ii) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible.
b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each Registration Statement as may be necessary to keep each Registration Statement current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by each Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, (without giving effect to the Beneficial Ownership Limitation or any other limitations on the Investors’ ability to exercise the Warrants (and assuming the exercise of the Warrants for cash)), the Company shall amend the Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to the Beneficial Ownership Limitation or any other limitations on the Investors’ ability to exercise the Warrants (and assuming the exercise of the Warrants for cash)) as of the Registration Trigger Date as soon as practicable, but in any event within twenty (20) days after the Registration Trigger Date. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date or as promptly as practicable in the event the Company is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the Nasdaq Global Market or, if not the Nasdaq Global Market, the principal securities exchange or other securities market on which the Common Stock is then being traded.
c. The Company shall furnish to each Investor and its Legal Counsel (as hereinafter defined) (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto, and, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought or intends to seek confidential treatment or which contains or reflects any material non-public information with respect to the Company or its securities), and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that the Company may provide any such copies in electronic form only; provided further, that the Company need not provide any such copies of filings under the Exchange Act that are automatically incorporated into the Registration Statement. The Company will promptly notify each of the Investors by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment thereto. The Company will promptly respond to any and all comments received from the SEC with respect to any Registration Statement filed pursuant to this Agreement, with a view towards causing each Registration Statement or any amendment thereto to become effective (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the SEC) as soon as practicable, and, as soon as practicable, but in no event later than two (2) Business Days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required for such Registration Statement or amendment to become effective, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the SEC) to a time and date not later than two (2) Business Days after the submission of such request. No later than the first Business Day after the Registration Statement becomes effective, the Company shall file with the SEC the final Prospectus included in the Registration Statement pursuant to Rule 424 (or successor thereto) under the Securities Act.
d. The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investors shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction, except where the Company is then already required to be so qualified, already subject to taxation or required to consent to general service of process.
e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor that holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 2(a)(iv), shall use its reasonable best efforts to promptly prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.
f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement and, if such an order is issued, to obtain the withdrawal of such order as promptly as reasonably practicable and to notify each Investor that holds Registrable Securities (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, in each case as promptly as reasonably practicable.
g. The Company shall permit one outside legal counsel designated by each Investor that holds at least 5% of the Registrable Securities held by each Initial Investor as of the date hereof (each such counsel, “Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof but excluding the Company’s filings under the Exchange Act), a reasonable period of time prior to their filing with the SEC (not less than five (5) Business Days prior to such filing) and not file any documents in a form to which any Legal Counsel reasonably objects.
h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
i. The Company shall use its reasonable best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, and to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.
j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.
k. The Company shall cooperate with each Investor that holds Registrable Securities being offered to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as such Investor may reasonably request.
l. At the reasonable request of an Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any Prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement, in each case as promptly as is reasonably practicable.
m. The Company shall not, and shall not agree to, allow the holders of any Common Stock or other securities of the Company to include any of their securities (other than Registrable Securities) in any Registration Statement filed pursuant to Section 2(a) or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Required Investors. In addition, the Company shall not include any securities for its own account or the account of others in any Registration Statement filed pursuant to Section 2(a) or any amendment or supplement thereto filed pursuant to Section 3(b) hereof without the consent of the Required Investors.
n. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).
o. If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.
p. If at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to participate or have their respective Legal Counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective Legal Counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which any Investor’s Legal Counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3(p), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities as the SEC requires in writing be removed therefrom. Any such cut-back imposed by the SEC as contemplated by this Section 3(p) shall be imposed on a pro rata basis (based upon the Registrable Securities held by each of the Investors) except to the extent otherwise required by the SEC. The Company shall not be responsible for making any Failure Payments as a result of any cut-back imposed by the SEC.
q. Subject to the limitations contained herein, the Company shall use its reasonable best efforts to take all other reasonable actions arising out of its obligations under this Agreement and necessary to facilitate the disposition by the Investors of the Registrable Securities pursuant to a Registration Statement.
r. The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

s. At all times during the Registration Period, (a) the Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system; (b) the Company shall be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) the transfer agent for the Common Stock shall be a participant in, and the Common Stock shall be eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and (d) the Company shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.
4.OBLIGATIONS OF THE INVESTORS. In connection with the Registration of the Registrable Securities, each Investor shall have the following obligations:
a. It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.
b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.
5.REGISTRATION FAILURES. If a Registration Failure occurs, then, in addition to all other available remedies that each Investor may pursue hereunder or under any other document or agreement to which it is a party, including the Transaction Documents (as defined below), the Company shall pay additional damages (the “Failure Payment”) to each Investor for each 30-day period (prorated for any partial period) after the date of such Registration Failure in an amount in cash equal to one percent (1.00%) of an amount equal to the product of (y) the number of Registrable Securities held by such Investor, multiplied by (z) the Market Price (as defined in the Warrants), in each case, as of the date such Registration Failure occurs (such product, the “Market Value of Registrable Securities”). Such payments shall accrue until the earlier of (i) such time as the Registration Failure has been cured and (ii) the first date following the first anniversary of the Closing Date on which all of the Registrable Securities may be disposed of for such Investors own account without restriction under Rule 144 (including, without limitation, volume restrictions) and without need for the availability of “current public information” under Rule 144, assuming the exercise of the Warrants for cash). Each Investor shall be entitled to its pro rata portion of any such payments based upon the number of Registrable Securities held by such Investor included, or to be included, as applicable, relative to the total number of Registrable Securities included, or to be included, as applicable, in the Registration Statement giving rise to such payment. Notwithstanding anything express or implied to the contrary in the foregoing provisions of this Section 5, (1) no Failure Payment shall accrue or be payable with respect to any period after the expiration of the applicable Registration Period, (2) no Failure Payment shall accrue or be payable to any Investor that holds any such Registrable Securities with respect to any period that a Registration Statement is unavailable for resales of Registrable Securities by such Investor solely due to a breach by such Investor of its obligations under Section 4 hereof and (3) in no event will the Company be obligated to make Failure Payments to any Investor in respect of any Registration Failure in an amount that exceeds nine percent (9.00%) of the aggregate value of the Registrable Securities at an assumed price per share of $1.69, except that this clause (3) shall not apply to any Registration Failure resulting from a failure by the Company to file a Registration Statement by the Initial Filing Deadline or satisfy the Registration Deadline for such initial Registration Statement..
6.EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with Registrations, filings or qualifications pursuant to Section 2, including all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company. The Company shall also reimburse the Braidwell Holders and the Deerfield Holders for the reasonable fees and disbursements of their respective Legal Counsel in the aggregate amount of up to $25,000 per Registration per Legal Counsel in connection with Registrations pursuant to Section 2 or 3 of this Agreement.

7.INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
a. The Company will indemnify, hold harmless and defend (i) each Investor and (ii) the directors, officers, partners, managers, members, employees and agents of each Investor, and each Person who controls any Investor within the meaning of the Securities Act or the Exchange Act, if any, (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment or supplement thereto, or any filing made under state securities laws as required hereby, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or related Prospectus or any such amendment thereof or supplement thereto, or to any amounts paid in settlement of any Claim effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 10.
b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be;
provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel (plus one local counsel in each applicable jurisdiction) for the Indemnified Persons, and such legal counsel shall be selected by the Required Investors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced by such failure in its ability to defend such action, and shall not relieve the Company of any liability to the Indemnified Person otherwise than pursuant to this Section 7. The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault, culpability or failure to act on the part of any Indemnified Person. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred.

c. Each Investor, severally and not jointly, will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees and agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement or Prospectus, or any amendment or supplement thereto, of false or misleading information about such Investor, where such information was furnished in writing to the Company by or on behalf of such Investor expressly for the purpose of inclusion in such Registration Statement or Prospectus. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld, conditioned or delayed; and provided, further, however, that an Investor shall be liable under this Section 7(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.
d. Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Investor under this Section 7, deliver to such Investor a written notice of the commencement thereof, and such Investor shall have the right to participate in, and, to the extent such Investor so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Investor and such Company Indemnified Person.
8.CONTRIBUTION. If for any reason the indemnification provided for in Section 7(a) or 7(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company Indemnified Persons), as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Investor be greater in amount than the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 7(c) or otherwise) by reason of such Investor’s untrue or alleged untrue statement or omission or alleged omission).
9.REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:
a. make and keep public information available, as those terms are understood and defined in Rule 144;
b. file with the SEC in a timely manner (giving effect to any grace period provided by Rule 12b-25 (or any successor rule) under the Exchange Act or any similar provisions) all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
c. so long as any of the Investors owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration.
10.ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated in clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to an Investor. In the event that the Company receives written notice from an Investor that it has transferred all or any portion of its Registrable Securities pursuant to this Section 10, the Company, within ten (10) days, shall file any amendments or supplements necessary to keep a Registration Statement current, effective and available for the resale of all of the Registrable Securities pursuant to Rule 415. The Company shall not assign this Agreement or any rights or obligations hereunder, except (i) to a Successor Entity (within the meanings of the Warrants) that has assumed the Company’s obligations under any outstanding Warrants and (ii) after obtaining the prior written consent of the Required Investors.

11.AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Investors and the Company; provided that any amendment or waiver of any provision of this Agreement that adversely affects any Investor (or group of Investors) in a manner that is disproportionate in the effects thereof on any other Investor (or group of Investors) shall require the approval of each such Investor (or group of Investors) so adversely effected. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the Investors.
12.MISCELLANEOUS.
a. A Person is deemed to hold, and be a holder of, shares of Common Stock or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such shares of Common Stock or other Registrable Securities (or the Warrants upon exercise of which such Registrable Securities are directly or indirectly issuable, without giving effect to the Beneficial Ownership Limitation or any other limitation on exercise of the Warrants (and assuming the exercise thereof for cash)), and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are directly or indirectly issuable upon exercise of the Warrants, without giving effect to the Beneficial Ownership Limitation or any other limitation on the exercise of the Warrants (and assuming the exercise thereof for cash). If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Warrants upon exercise of which such Registrable Securities are issuable).
b. Any notices required or permitted to be given under the terms hereof shall be delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail and shall be effective upon receipt, in each case addressed to a party. The addresses for such communications shall be:
If to the Company:

NanoString Technologies, Inc.
530 Fairview Avenue North, Seattle, Washington 98109
Attention: Legal
Email: [***]

With copy to:

Wilson Sonsini Goodrich & Rosati
701 5th Avenue, Suite 5100
Seattle, WA 98104
Attention: Patrick Schultheis and Michael Nordtvedt
Email: [***]; [***]

If to an Investor, to the address set forth in such Investor’s signature page to this Agreement.

The Company shall provide notice to each Investor, and each Investor shall provide notice to the Company, of any change in such party’s address.
c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
d. This Agreement and all matters concerning the construction, validity, enforcement and interpretation hereof or otherwise relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York. All Actions arising out of or relating to this Agreement shall be heard and determined in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this paragraph shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth or referred to in Section 12(b) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, the Warrant or any Notes Documents, and this right of specific enforcement is an integral part of the terms of this Agreement. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties acknowledge and agree that any party shall not be required to provide any bond or other security, or show economic loss, in connection with its pursuit of an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, the Warrants, the Note Documents at law or in equity (including a decree of specific performance and/or other injunctive relief).
e. This Agreement, the Warrants, the Exchange Agreement, the Notes Documents and the instruments referenced herein and therein, including the other Note Documents (as defined in the Warrant) (collectively, the “Transaction Documents”), constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. This Agreement and the other Transaction Documents (including all schedules and exhibits hereto and thereto) supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
f. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).
g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h. This Agreement and any amendments hereto may be executed and delivered in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file or by other electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic signature page were an original thereof. No party hereto shall raise the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
i. The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the Investors may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.
k. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

l. In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.
m. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing signed by the Company and the Required Investors, and any amendment or modification so adopted shall be binding upon all of the Investors.
n. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement (or any other Transaction Document) is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein (or in any Transaction Document), and no action taken by any Investor pursuant hereto (or thereto), shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein (or therein).
o. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Warrant, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words “date hereof’ when used in this Agreement shall refer to the date of this Agreement. The terms “or,” “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to, and all payments hereunder shall be made in, the lawful money of the United States. References to a Person are also to its successors and permitted assigns. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded (and, unless otherwise required by law, if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day).

[Remainder of page left intentionally blank]
[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: NANOSTRING TECHNOLOGIES, INC. By: /s/ R. Bradley Gray Name: R. Bradley Gray Title: President and Chief Executive Officer
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

Braidwell Partners Master Fund LP
By its Investment Manager, Braidwell LP

/s/ Manish K. Mital
Manish K. Mital
Chief Operating Officer & General Counsel

/s/ Colin Bettison
Colin Bettison
Head of Finance & Operations

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

INVESTOR: DEERFIELD PARTNERS, L.P. By: Deerfield Mgmt, L.P., Its General Partner By: J.E. Flynn Capital, LLC, Its General Partner By:/s/ David Clark Name: David Clark Title: Authorized Signatory

Deerfield Partners, L.P.
Address: [***]
E-mail: [***]

with a copy (which shall not constitute notice) to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Attn: Mark D. Wood and Jonathan D. Weiner
Email: [***]; [***]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]